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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): August 17, 2006
                                                         ---------------

                        GREATER ATLANTIC FINANCIAL CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

         0-26467                                              54-1873112
------------------------------                                ----------
(Commission File Number)                                    (IRS Employer
                                                        Identification Number)


10700 Parkridge Boulevard, Suite P50 Reston, Virginia            20191
-----------------------------------------------------            -----
(Address of Principal Executive Offices)                      (Zip Code)


                                 (703) 391-1300
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 3.01     NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
              ------------------------------------------------------------------
              OR STANDARD; TRANSFER OF LISTING.
              --------------------------------

         On August 22, 2006, Greater Atlantic Financial Corp. (the "Company"), the holding company for Greater Atlantic Bank (the "Bank'), issued a news release announcing that on August 17, 2006, it received a Nasdaq Staff Determination Letter indicating that it fails to comply with the requirement for continued listing set forth in Nasdaq Marketplace Rule 4310(c)(14) because it did not timely file its Quarterly Report on Form 10-Q for the period ended June 30, 2006 with the Securities and Exchange Commission. As a result, the Company's common stock is subject to delisting from The Nasdaq Global Market and Nasdaq will suspend trading of the Company's common stock at the opening of business on August 28, 2006, unless the Company appeals the Staff Determination. The Company has requested a hearing before a Nasdaq Listing Qualifications Panel to appeal the Staff Determination, which will stay the delisting process until the Panel's final determination. The text of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

       Exhibit 99.1     News Release dated August 22, 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GREATER ATLANTIC FINANCIAL CORP.


Date:  August 22, 2006              By:  /s/ Carroll E. Amos
                                         ---------------------------------------
                                         Carroll E. Amos
                                         President and Chief Executive Officer

Date:  August 22, 2006              By: /s/ David E. Ritter
                                        ----------------------------------------
                                        David E. Ritter
                                        Senior Vice President and
                                         Chief Financial Officer